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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 15, 1999
                                                         ---------------

                                 COCENSYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           0-20954                           33-0538836
---------------                   ----------                 -------------------
(State or Other                  (Commission                      (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
Incorporation)

201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                                  92618
-----------------------------------------                            ----------
(Address of Principal Executive Office)                              (Zip Code)

       Registrant's telephone number, including area code: (949) 753-6100

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ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of a Press Release issued on behalf of the Registrant announcing a one-for-eight reverse split of Registrant's Common Stock effective April 15, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:

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

                                                                                SEQUENTIAL
   EXHIBIT       DESCRIPTION                                                    PAGE START
   -------       -----------                                                    ----------
    99.1         Press Release entitled "CoCenys, Inc. Announces Reverse
                           Stock Split" dated April 12, 1999                        3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COCENSYS, INC.
                                  --------------
                                  (Registrant)


Date:  April 20, 1999            By:  /s/ ROBERT R. HOLMEN
                                    ----------------------------
                                    Robert R. Holmen, Vice President, General
                                    Counsel and Secretary

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